U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 28, 2006


                                   DAHUA INC.
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        (Name of small business issuer as specified in its charter)

          Delaware                000-49852               04-3616479
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(State or other jurisdiction    (Commission           (I.R.S. Employer
  of incorporation)              File Number)         Identification No.)

           19th Floor, Building C, Tianchuangshiyuan, Huizhongbeili,
                  Chaoyang District, Beijing, China, 100012
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                 (Address of principal executive offices)

     Registrant's telephone number, including area code: 86-10-6480-1527
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                                    N/A
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).







Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a
                 Related Audit Report or Completed Interim Review


     On June 12, 2006, during its review of the Company's registration statement on Form SB-2, the SEC staff initiated discussions and comments with the Company about the Company's accounting treatment for the differences in the reported net loss and accumulated deficit between the financial statements provided in the 8-K filed on February 3, 2005 and those provided in the registration statement. In investigating these comments the Company discovered that the financial statements filed along with Form 8-K on February 1, 2005, Form 8-K/A on February 3, 2005 and Form SB-2 on February 8, 2005 were misstated. The Bauer Invest Inc. statements for the nine months ended September 30, 2004 misidentified the accounting acquirer when applying SFAS 141 purchase accounting to the acquisition of Beijing Dahua Real Estate Development Ltd. by Bauer Invest Inc. and are therefore incorrect. The financial statements of Beijing Dahua Real Estate Development Ltd. for the nine months ended September 30, 2004 and for the years ended December 31, 2003 and 2002 incorrectly expensed $98,161 of interest that should have been capitalized as a cost of construction. Those statements also should have been consolidated with Bauer Invest Inc. as a recapitalization.

     Following its evaluation of the SEC staff's comments and consultations with its independent auditor, Child, Van Wagoner & Bradshaw, PLLC, management of the Company has decided that certain action should be taken to prevent future reliance on previously issued audit reports and financial statements of Bauer Invest Inc. for the nine months ended September 30, 2004 and of Beijing Dahua Real Estate Development Ltd. for the nine months ended September 30, 2004 and the years ended December 31, 2003 and 2002 included within: (i) Current Report on Form 8-K as filed on February 1, 2005; (ii) Current Report on Form 8-K/A as filed on February 3, 2005; (iii) Registration Statement on Form SB-2 as filed on February 8, 2005. Accordingly, the financial statements included in the above filings made pursuant to the Securities Exchange Act of 1934, as amended, should no longer be relied upon and as soon as practical after conclusion of its ongoing Board review, the Company anticipates restating the affected financial statements. This determination was made by Management on July 27, 2006.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    July 28, 2006


By: /s/ Yonglin Du
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Yonglin Du, President & CEO